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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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

Date of Report (Date of earliest event reported)       January 14, 2002
                                                   --------------------------------------------------------------------------------

                                                              IASIAWORKS, INC.
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                                        (Exact name of registrant as specified in its charter)

                  Delaware                                       000-31201                                    94-3228782
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        (State or other jurisdiction                            (Commission                                 (IRS Employer
              of incorporation)                                 File Number)                             Identification No.)

                          2000 Alameda de las Pulgas, Suite 126, San Mateo, CA                                        94403
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                                (Address of principal executive offices)                                           (Zip Code)

Registrant's telephone number, including area code        (650) 524-1790
                                                   --------------------------------------------------------------------------------

                                                                   None
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                                     (Former name or former address, if changed since last report)

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Item 5.  Other Events.

William P. Tai has resigned as a member of the registrant's Board of Directors in order to pursue other business interests.

iAsiaWorks Taiwan Ltd., the Company's wholly-owned subsidiary in Taiwan, has entered into a sale and purchase agreement dated January 15, 2002 with Taiwan Telecommunications Network Services Co., Ltd., ("TTN"), a leading ISP in Taiwan, pursuant to which iAsiaWorks Taiwan Ltd. has agreed to transfer its collocation and leased line customers to TTN. In selling our Taiwan customer base, we solicited bids from companies with a presence in Taiwan or that desired a presence in Taiwan. Our objectives were to maximize the cash proceeds and to complete the sale in a timely manner. After negotiating with several interested parties, TTN emerged as the acquiror most likely to meet the aforementioned objectives. Actual proceeds received will be determined by the number of customers that are successfully transferred to TTN. This transaction will further reduce the operating burn of iAsiaWorks, and will leave the Company with no further operating businesses.

The Company continues to explore various strategic alternatives which may include a merger, asset sale, or other comparable transaction; negotiate with creditors to either reduce or restructure the Company's current outstanding obligations; and execute additional cost cutting measures.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IASIAWORKS, INC.
                                  (Registrant)

Date:  January 21, 2002           By  /s/ Nicholas Pianim
                                    ------------------------------------------
                                  Name:    Nicholas Pianim
                                  Title:   Chief Executive Officer and Director